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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   EXHIBITS

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                      REGISTRATION STATEMENT ON FORM S-8

                      CYPRESS SEMICONDUCTOR CORPORATION


































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                              INDEX TO EXHIBITS




Exhibit No.                      Description                        Page No.
-----------     ----------------------------------------------     ----------
  *4.1          1994 Stock Option Plan.
                (and form of agreement thereunder)

   5.1          Opinion of counsel as to legality of
                securities being registered.

  24.1          Consent of Independent Accountants (see p. 10).

  24.2          Consent of Counsel (contained in Exhibit 5.1).

  25.1          Power of Attorney (see p. 9).

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*Incorporated by reference to the Registrant's Registration Statement on Form
S-8 (File No. 33-54637) dated July 19, 1994.